UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-2

SERVICESOURCE INTERNATIONAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

P.O. BOX 8016, CARY, NC 27512-9903

Important Notice Regarding the Availability

of Proxy Materials for ServiceSource

International, Inc.

Stockholders Meeting to be held on

May 14, 2021

For Stockholders as of March 18, 2021

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.

To view the proxy materials go to:

www.proxydocs.com/SREV

To vote your proxy while visiting this site, you will need the 12 digit control number in the box below.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet.

CONTROL NUMBER

For a convenient way to view proxy materials

and VOTE go to www.proxydocs.com/SREV

Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions.

If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s shareholder meeting, you must make this request on or before May 05, 2021.

To order paper materials, use one of the following methods.

INTERNET www.investorelections.com/SREV	TELEPHONE (866) 648-8133	* E-MAIL paper@investorelections.com

When requesting via the internet or telephone you will need the 12 digit control number located in the shaded box above.	* If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.

ServiceSource International, Inc.

Meeting Information

      Meeting Materials:   Notice of Meeting and Proxy Statement & Annual Report on Form 10-K

      Meeting Type:   Annual Meeting of Stockholders

      Date:   Friday, May 14, 2021

      Time:   10:00 AM, Mountain Time

      Place:   Annual Meeting to be held live via the internet - please visit

                   www.proxydocs.com/SREV for more details

      You must pre-register to attend the meeting online and/or participate at the email address indicated.

SEE REVERSE FOR FULL AGENDA

Copyright © 2021 Mediant Communications Inc. All Rights Reserved

ServiceSource International, Inc.

Annual Meeting of Stockholders

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR EACH OF THE DIRECTOR NOMINEES LISTED IN PROPOSAL 1, AND VOTE FOR PROPOSALS 2, 3, 4 AND 5.

PROPOSAL

1.	Election of Directors

1.01 Andrew M. Baker

1.02 John R. Ferron

1.03 John R. Harris

1.04 John A. Meyer

1.05 Gary B. Moore

1.06 Jane Okun Bomba

1.07 Richard G. Walker

2.

Vote to authorize the Company’s board of directors, in its discretion, to amend our Certificate of Incorporation to effect a reverse stock split in a ratio of not less than one-for-five and not more than one-for-ten.

3.	Advisory vote on compensation of our named executive officers for the year ended December 31, 2020.

4.	Vote to approve an amendment to the Company’s 2020 Equity Incentive Plan.

5.	Ratification of the selection of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2021.